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                                                                    EXHIBIT 23.2



                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in Pope & Talbot, Inc.'s Form 10-K for the year ended December 31, 2000, into this registration statement on Form S-8.

PricewaterhouseCoopers LLP

Vancouver, BC
May 8, 2001